FIRST SUPPLEMENTAL INDENTURE, dated as of May 15, 1995, between Magma Copper Company, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 7400 North Oracle Road, Suite 200, Tucson, Arizona 85704, and State Street Bank and Trust Company, a banking corporation duly organized and existing under the laws of the Commonwealth of Massachusetts, as Trustee (herein called the "Trustee"), supplementing that certain Indenture, dated as of May 15, 1995 (the "Indenture"), between the Company and the Trustee.


                            RECITALS OF THE COMPANY

                  The Company has heretofore executed and delivered to the Trustee the Indenture providing for the issuance from time to time of its unsecured senior subordinated debentures, notes or other evidences of indebtedness (herein and therein called the "Securities"), to be issued in one or more series as in the Indenture provided.

                  Section  201  of  the  Indenture   permits  the  form  of  the
Securities of any series to be established pursuant to an indenture supplemental to the Indenture.

                  Section 301 of the Indenture permits the terms of the Securities of any series, including any additional covenants of the Company with respect thereto, to be established pursuant to an indenture supplemental to the Indenture.

                  The Company, pursuant to the foregoing authority, proposes in and by this First Supplemental Indenture to establish the terms and form of the Securities of a new series (the "Designated Securities") and to supplement the Indenture in certain respects with respect to the Designated Securities of such series.

                  All things necessary to make this First Supplemental Indenture a valid agreement of the Company, and a valid supplement to the Indenture, in accordance with its terms, have been done.


                  NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE
WITNESSETH:

                  For and in consideration of the premises and the purchase of the Designated Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Designated Securities, as follows:


                                  ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

Section 101.  Definitions.

                  (a) For all purposes of this First Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                           (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                           (2)  capitalized terms used herein without
         definition shall have the meanings specified in the Indenture;

                           (3)  unless  the  context  otherwise  requires,   any
         reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this First Supplemental Indenture; and

                           (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this First Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision.

                  (b) For all purposes of the Indenture and this First Supplemental Indenture, with respect to the Securities of the series created hereby, except as otherwise expressly provided or unless the context otherwise requires:

                  "Permitted Investments" means (i) interest bearing deposit accounts in national or state banks having a combined capital and surplus of not less than $100,000,000 and a Moody's Bank Credit Report Service short-term deposit rating of P-1; (ii) bankers' acceptances drawn on and accepted by commercial banks having a combined capital and surplus of not less than $100,000,000 and a Moody's Bank Credit Report Service short-term deposit rating of P-1; (iii) obligations of the United States of America or any agency or instrumentality of the United States of America; (iv) commercial or finance company paper which is rated A-1 by Standard & Poor's or P-1 by Moody's Investors Service; (v) corporate debt securities rated A+ by Standard & Poor's or A-1 by Moody's Investors Service; (vi) repurchase agreements with banking or financial institutions having a combined capital surplus of not less than $100,000,000 and a Moody's Bank Credit Report Service short-term deposit rating of P-1 with respect to any of the foregoing obligations or securities; and (vii) selected money market funds with assets of at least $1,000,000,000 and portfolio guidelines consistent with the foregoing obligations and securities. Such investments shall have maturity dates, or shall be subject to redemption by the holder at the option of the holder, prior to the date which is one year from the date of purchase of such investment. (Section 401 of the First Supplemental Indenture).

                  "Qualified Asset Disposition" has the meaning specified in Section 401.


                                  ARTICLE TWO

                                 Security Form

Section 201.  Form of Securities of this Series.

                  The Securities of this series shall be in the form attached hereto as Exhibit A.


                                 ARTICLE THREE

                            The Series of Securities

Section 301.  Title and Terms.

                  There is hereby created a series of Securities (the "Designated Securities") designated as the "8.70% Senior Subordinated Notes due May 15, 2005" of the Company. The stated maturity of the Designated Securities shall be May 15, 2005, on which date all principal of the Designated Securities shall become payable.

                  The Designated Securities shall bear interest at the rate of 8.70% per annum from May 15, 1995. Interest on the Designated Securities shall be payable semi-annually on May 15 and November 15 of each year, commencing November 15, 1995, until the principal thereof is made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Persons in whose names the Designated Securities are registered at the close of business on the Regular Record Date for such interest, which shall be the May 1 or November 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.


                  The aggregate principal amount of Designated Securities which may be authenticated and delivered under this First Supplemental Indenture shall be limited to $200,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the same series pursuant to Section 304, 305, 306, 906 or 1107 of the Indenture and except for any Securities which, pursuant to Section 303 of the Indenture, are deemed never to have been authenticated and delivered hereunder and under the Indenture.

                  The principal of and interest on the Designated Securities shall be payable at the Corporate Trust Office, at the office or agency of the Company in the City of New York, the State of New York, maintained for such purpose, and at any other office or agency maintained by the Company for such purpose.

                  The Designated  Securities shall be entitled to the benefit of
Section 1006 (Limitation on Subordinated Liens) and Section 1007 (Limitation on Certain Debt) as well as all other covenants set forth in the Indenture. In addition, the Designated Securities shall be entitled to the benefit of the covenant set forth in Section 401 hereof.

                  The Designated Securities shall be subject to both Defeasance and Covenant Defeasance as provided in Article Thirteen of the Indenture.

                  The Designated Securities shall be issued in book entry form only, in the form of one or more Global Securities, and the Depositary Trust Company shall act as Depositary in respect thereof. Such Global Securities shall bear legends as set forth in Section 201(c) hereof.

                  The Designated Securities may not be redeemed and shall not be subject to any sinking fund.


                                  ARTICLE FOUR

                                   Covenants

Section 401.  Certain Sales of Assets.

                  In the event the Company or any of its Subsidiaries consummates the sale or transfer of an asset or group of related assets having an aggregate fair market value at the time of such sale or transfer (as determined in good faith by the Board of Directors, whose determination thereof shall be conclusive) equal to or exceeding 7.5% of Consolidated Assets, other than in the ordinary course of business and sales or transfers of assets to the Company or a Subsidiary of the Company or other entity in which the Company or any Subsidiary owns 50% or more of the equity interest (a "Qualifying Asset Disposition"), the net proceeds from such Qualifying Asset Disposition shall within 360 days be: (i) invested or committed for investment, whether by contract or resolution of the Board of Directors, either directly or through a Subsidiary of the Company or other entity in which the Company or any Subsidiary owns 50% or more of the equity interest, in any natural resource or related business (including, without limitation, the production, exploration, extraction, development, marketing or refining or further processing of natural resources and the purchase lease or other acquisition of property, equipment, mines or facilities related thereto) or (ii) used to acquire the Designated Securities, repay any Senior Indebtedness of the Company or repay any debt which is either pari passu with the Designated Securities or secured by the assets sold or transferred. Pending any such application, such net proceeds shall be invested in Permitted Investments.

                  Notwithstanding the foregoing, the Company shall be permitted to use up to an aggregate of $50,000,000 of the net proceeds from all Qualifying Asset Dispositions after the date of the First Supplemental Indenture for any purpose.


                                  ARTICLE FIVE

                                 Miscellaneous

Section 501.    Miscellaneous.

                  (a) The Trustee accepts the trusts created by the Indenture, as supplemented by this First Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Indenture, as supplemented hereby.

                  (b) The recitals contained herein shall be taken as statements of the Company, and the Trustee assumes no responsibility for their correctness.

                  (c) Each of the Company and the Trustee makes and reaffirms as of the date of execution of this First Supplemental Indenture all of its respective representations, covenants and agreements set forth in the Indenture as supplemented hereby.

                  (d) All covenants and agreements in this First Supplemental Indenture by the Company or the Trustee shall bind its respective successors and assigns, whether so expressed or not.

                  (e) Except as otherwise provided herein, the Indenture shall remain in full force and effect in accor-dance with its terms.

                  (f) This First Supplemental Indenture shall have effect only with respect to the Designated Securities.

                  (g) This First Supplemental Indenture shall be deemed to be incorporated in, and made a part of, the Indenture; and the Indenture, as supplemented hereby, shall be read, taken and construed as one and the same instrument.

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


                  In Witness Whereof, the parties hereto have caused this First Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed, all as of the day and year first above written.

[SEAL]                                   Magma Copper Company


                                         By...........................




[SEAL]                                   State Street Bank and Trust Company


                                         By...........................



State of _________                  )
                                    )  ss.:
County of ________                  )


                  On the  ....  day of May,  1995,  before  me  personally  came
...........................,  to me  known,  who,  being by me duly  sworn,  did depose and say that he is  ...............  of Magma Copper Company,  one of the
corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



                                 ...............................................


State of __________   )
                      )  ss.:
County of __________  )


                  On the  ....  day of May,  1995,  before  me  personally  came
...........................,  to me  known,  who,  being by me duly  sworn,  did depose  and say that [he] is  ................  of State  Street  Bank and Trust
Company, one of the corporations described in and which executed the foregoing instrument; that she knows the seal of said corpo- ration; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that she signed her name thereto by like authority.



                                 ...............................................